MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

	Date Received	(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Verne C. Hampton II
Address 500 Woodward Avenue, Suite 4000
	City Detroit	State MI	ZIP Code 48226

Ç	Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.			È	EFFECTIVE DATE:

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
For use by Domestic Profit and Nonprofit Corporations
(Please read information and instructions on the last page)
Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: Dearborn Bancorp, Inc.
2. The identification number assigned by the Bureau is: 501-297

3. Article  III of the Articles of Incorporation is hereby amended to read as set forth in Appendix A attached hereto.

     COMPLETE ONLY ONE OF THE FOLLOWING:
4. Profit or Nonprofit Corporation: For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.
The foregoing amendment to the Articles of Incorporation was duly adopted on the                                          day of                                         ,                     , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this	day of	,

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval
The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the 9th day of December, 2008, by the: (check one of the following)
☑	shareholders at a meeting in accordance with Section 611(3) of the Act.

☐	written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐	written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐	board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 9th day of December, 2008

By	/s/ Michael J. Ross
(Signature of an authorized officer or agent)

Michael J. Ross, President

(Type or Print Name)

6.	Nonprofit corporation only: Member, shareholder, or board approval

The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , by the (check one of the following)

Member or shareholder approval for nonprofit corporations organized on a membership or share basis
☐	members or shareholders at a meeting in accordance with Section 611(2) of the Act.

☐	written consent of the members or shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to members or shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the members or shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐	written consent of all the members or shareholders entitled to vote in accordance with section 407(3) of the Act.
Directors (Only if the Articles state that the corporation is organized on a directorship basis)
☐	directors at a meeting in accordance with Section 611(2) of the Act.

☐	written consent of all directors pursuant to Section 525 of the Act.

Nonprofit Corporations

Signed this	day of	,

By

(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

(Type or Print Name)	(Type or Print Title)

Name of person or organization remitting fees:	Preparer’s name and business telephone number:

Dearborn Bancorp, Inc.	Verne C. Hampton II

(313) 223-3546

INFORMATION AND INSTRUCTIONS

1.	This form may be used to draft your Certificate of Amendment to the Articles of Incorporation. A document required or permitted to be filed under the act cannot be filed unless it contains the minimum information required by the act. The format provided contains only the minimal information required to make the document fileable and may not meet your needs. This is a legal document and agency staff cannot provide legal advice.

2.	Submit one original of this document. Upon filing, the document will be added to the records of the Bureau of Commercial Services. The original will be returned to your registered office address, unless you enter a different address in the box on the front of this document.

Since the document will be maintained on electronic format, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3.	This Certificate is to be used pursuant to the provisions of section 631 of Act 284, P.A. of 1972, or Act 162, P.A. of 1982, for the purpose of amending the Articles of Incorporation of a domestic profit corporation or nonprofit corporation. Do not use this form for restated articles.

4.	Item 2 — Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5.	Item 3 — The article(s) being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6.	If the amendment changes the term of existence to other than perpetual, all nonprofit corporations except churches must obtain a consent to dissolution, or a written statement that the consent is not required, from the Michigan Attorney General, Consumer Protection and Charitable Trusts Division, P.O. Box 30214, Lansing, MI 48909, (517) 373-1152. Application for the consent should be made at least 45 days before the desired effective date of the dissolution. This certificate cannot be filed unless it is accompanied by the consent or written statement.

7.	This document is effective on the date endorsed “filed” by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

8.	Signatures:
          Profit Corporations: (Complete either Item 4 or Item 5)
1)	Item 4 must be signed by at least a majority of the Incorporators listed in the Articles of Incorporation.

2)	Item 5 must be signed by an authorized officer or agent of the corporation.
          Nonprofit Corporations: (Complete either Item 4 or Item 6)
1)	Item 4 must be signed by all of the incorporators listed in the Article of Incorporation.

2)	Item 6 must be signed by either the president, vice-president, chairperson or vice-chairperson.
9.	FEES: Make remittance payable to the State of Michigan. Include corporation name and identification number on check or money order.

NONREFUNDABLE FEE: $10.00

ADDITIONAL FEES DUE FOR INCREASED AUTHORIZED SHARES OF PROFIT CORPORATIONS ARE:

Amount of Increase	Fee
1-60,000	$50.00
60,001-1,000,000	$100.00
1,000,001-5,000,000	$300.00
5,000,001-10,000,000	$500.00
More than 10,000,000	$500.00 for first 10,000,000 plus $1000.00 for each additional 10,000,000, or portion thereof

To submit by mail:
Michigan Department of Labor & Economic Growth
Bureau of Commercial Services — Corporation Division
P.O. Box 30054
Lansing, MI 48909

To submit in person:
2501 Woodlake Circle
Okemos, MI
Telephone: (517) 241-6470
Fees may be paid by VISA or Mastercard when delivered in person to our office.

MICH-ELF (Michigan Electronic Filing System):
First Time Users: Call (517) 241-6470, or visit our website at http://www.michigan.gov/corporations
Customer with MICH-ELF Filer Account: Send document to (517) 636-6437

The Department of Labor & Economic Growth will not discriminate against any individual or group because of race, sex, religion, age, national origin, color, marital status, disability or political beliefs. If you need help with reading, writing, hearing, etc., under the Americans with Disabilities Act, you may make your needs known to this agency.

New expedited services beginning January 1, 2006.
Expedited review and filing, if fileable, is available for all documents for profit corporations, limited liability companies, limited partnerships and nonprofit corporations.
The expedited service fees are in addition to the regular fees applicable to the specific document:
Please complete a separate BCS/CD-272 form for expedited service for each document via in person, mail and MICH-ELF.
24-hour service- $50 for formation documents and applications for certificate of authority.
24-hour service-$100 for any document concerning an existing entity.
Same day service
•	Same day- $100 for formation documents and applications for certificate of authority.

Same day- $200 for any document concerning an existing entity
Review completed on day of receipt. Document and request for same day expedited service must be received by 1 p.m. EST or EDT.
•	Two hour- $500
Review completed within two hours on day of receipt. Document and request for two hour expedited service must be received by 3 p.m. EST or EDT.
•	One hour- $1000
Review completed within one hour on day of receipt. Document and request for 1 hour expedited must be received by 4 p.m. EST or EDT.
First time MICH-ELF user requesting expedited service must obtain a MICH-ELF filer number prior to submitting a document for expedited service. BCS/CD-901
Changes to information on MICH-ELF user’s account must be submitted before requesting expedited service. BCS/CD-901

APPENDIX A
Article III of the Articles of Incorporation is hereby amended to read in its entirety as follows:
     The total number of shares of all classes of stock which the corporation shall have authority to issue shall be 25,000,000 shares which shall be divided into two classes as follows:
     Shares of Common Stock — 20,000,000
     Shares of Preferred Stock — 5,000,000
     The designations and the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the above classes of stock shall be as follows:
A. COMMON STOCK
     a. Except as otherwise required by law or by the Articles of Incorporation, each holder of Common Stock shall have one vote for each share of Common Stock held by a holder on all matters voted upon by the holders of Common Stock.
     b. Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums for purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors in its discretion.
     c. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which the holders of any Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.
B. PREFERRED STOCK
     a. Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine:
     b. The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:
     1. The designation of such series and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors.
     2. The dividend rate or rates on the shares of such series and the preference or relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate.
     3. Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporations, at the option of either the holder or the Corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

     4. The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution or winding up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.
     5. Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.
     6. Whether the shares of such series shall be convertible into or exchangeable for, at the option of either the holder or the corporation or upon the happening of a specified event, shares of any other class or of any other series of any class of capital stock of the corporation, and, if so convertible or exchangeable, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange.
     7. The voting powers, full and/or limited, if any, of the shares of such series, and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series) shall be entitled to vote separately as a single class, for the election of one or more directors of the corporation in case of dividend arrearages or other specified events, or upon other matters.
     8. Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series.
     9. Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Articles of Incorporation.
     c. Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this Article III (ii)(B), the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever. In no event shall the Preferred Stock be entitled to more than one vote in respect of each share of stock.

A-2